Exhibit 10.3

Execution Version

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of April 25, 2019 (this “Agreement”), is made by the signatory hereto indicated as a “Grantor” (the “Grantor”) in favor of U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent for the Priority Lien Secured Parties (in such capacity and, together with its permitted successors and assigns in such capacity, the “Collateral Agent”).

WHEREAS, the Grantor entered into a Collateral Agreement dated as of April 25, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”) among the Grantor, the Collateral Agent and the other persons party thereto, pursuant to which the Grantor granted to the Collateral Agent, for the benefit of the Priority Lien Secured Parties, a security interest in the Patent Collateral (as defined below); and

WHEREAS, pursuant to the Collateral Agreement, Grantor agreed to execute this Agreement, in order to record the security interest granted to the Collateral Agent for the benefit of the Priority Lien Secured Parties with the United States Patent and Trademark Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION. 1. Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Collateral Agency Agreement referred to therein.

SECTION 2. Notice and Confirmation of Grant of Security Interest.

Grantor hereby confirms the grant in the Collateral Agreement to the Collateral Agent, for the benefit of the Priority Lien Secured Parties, of a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by Grantor or in which Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of Grantor’s Priority Lien Obligations:

All of Grantor’s right, title and interest in and to all patentable inventions and designs, all United States, foreign, and multinational patents, certificates of invention, and similar industrial property rights, and applications for any of the foregoing, including without limitation: (i) each patent and patent application listed in Schedule A attached hereto (ii) all reissues, substitutes, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and improvements described and claimed therein, (iv) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto, and (vi) all other patent rights accruing thereunder or pertaining thereto throughout the world.

SECTION 3. Collateral Agreement and Collateral Agency Agreement

The security interest confirmed pursuant to this Agreement is confirmed in conjunction with the security interest granted to the Collateral Agent for the Priority Lien Secured Parties pursuant to the Collateral Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Collateral Agreement, the Collateral Agency Agreement or the Crossing Lien Intercreditor Agreement, the provisions of the Collateral Agreement, the Collateral Agency Agreement or the Crossing Lien Intercreditor Agreement, as applicable, shall control.

SECTION 4. Governing Law

THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

SECTION 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GOGO LLC, as Grantor

By:	/s/ Barry Rowan
Name:	Barry Rowan
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Accepted and Agreed:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Linda Garcia
Name:	Linda E. Garcia
Title:	Vice President

SCHEDULE A

ISSUED PATENTS

Title	App. No.	Filed	Patent No.	Issue Date
In-Vehicle Content Delivery System Operable in Autonomous Mode and Non-Autonomous Mode	15/222,219	7/28/2016	10,235,503	3/19/2019
DYNAMIC EFFECTIVE RADIATED POWER (ERP) ADJUSTMENT	15/251,078	8/30/2016	10,211,530	2/19/2019
DATA DELIVERY TO DEVICES ON VEHICLES USING MULTIPLE FORWARD LINKS	15/945,545	4/4/2018	10,205,509	2/12/2019
SERVICING CELL SELECTION IN AIR TO GROUND COMMUNICATION SYSTEMS	16/033,789	7/12/2018	10,200,112	2/5/2019
SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	15/717,662	9/27/2017	10,200,111	2/5/2019
Seamless Delivery of Real-Time Media Stream With Intermittent Signal Loss	15/278,385	9/28/2016	10,200,424	2/5/2019
DYNAMIC SATELLITE BEAM SWITCHING	15/844,020	12/15/2017	10,158,420	12/18/2018
MULTI-CARRIER POWER POOLING	15/452,402	3/7/2017	10,159,050	12/18/2018
PRESENCE-BASED NETWORK AUTHENTICATION	15/090,026	4/4/2016	10,148,759	12/4/2018
GROUND SYSTEM FOR VEHICLE DATA DISTRIBUTION	15/853,106	12/22/2017	10,129,133	11/13/2018
DATA CACHING USING MULTICAST GROUPS IN A VEHICLE COMMUNICATION SYSTEM	15/703,523	9/13/2017	10,097,491	10/9/2018
SYSTEMS AND METHODS FOR FACILITATING PREDICTIVE NOISE MITIGATION	15/642,544	7/6/2017	10,084,493	9/25/2018
SYSTEMS AND METHODS FOR ON-BOARD ACCESS CONTROL	15/092,844	4/7/2016	10,079,757	9/18/2018
SERVICING CELL SELECTION IN AIR TO GROUND COMMUNICATION SYSTEMS	15/900,282	2/20/2018	10,044,433	8/7/2018
MULTI-CARRIER POWER POOLING	15/900,119	2/20/2018	10,034,250	7/24/2018
HYPER-NUMBER PORTABILITY	15/202,727	7/6/2016	10,028,244	7/17/2018
MULTIPLE MODEM COMMUNICATION SYSTEM AND METHOD FOR A MOBILE PLATFORM	15/223,511	7/29/2016	10,014,930	7/3/2018
DATA DELIVERY TO DEVICES ON VEHICLES USING MULTIPLE FORWARD LINKS	15/459,709	3/15/2017	9,973,262	5/15/2018
COMMUNICATION SYSTEM AND METHOD FOR NODES ASSOCIATED WITH A VEHICLE	14/754,046	6/29/2015	9,971,889	5/15/2018
FACILITATING COMMUNICATION BETWEEN ON-BOARD ELECTRONIC DEVICES AND TERRESTRIAL DEVICE	14/312,413	6/23/2014	9,967,020	5/8/2018
SYSTEMS AND METHODS FOR FACILITATING COMMUNICATIONS DESTINED FOR A NON-TERRESTRIAL NETWORK	15/079,953	3/24/2016	9,960,835	5/1/2018
Servicing Cell Selection in Air to Ground Communication Systems	15/352,255	11/15/2016	9,954,600	4/24/2018
OPTIMIZING USAGE OF MODEMS FOR DATA DELIVERY TO DEVICES ON VEHICLES	15/075,032	3/18/2016	9,900,823	2/20/2018
GROUND SYSTEM FOR VEHICLE DATA DISTRIBUTION	14/797,461	7/13/2015	9,893,976	2/13/2018
SYSTEMS AND METHODS FOR CONFIGURING AN ELECTRONIC DEVICE FOR CELLULAR-BASED COMMUNICATIONS	15/261,381	9/9/2016	9,888,373	2/6/2018
SYSTEM FOR PROVIDING TEMPORARY INTERNET ACCESS FROM A RESTRICTED LOCAL AREA NETWORK ENVIRONMENT	13/588,903	8/17/2012	9,825,910	11/21/2017
System for Managing Mobile Internet Protocol Addresses in an Airborne Wireless Cellular Network	14/340,921	7/25/2014	9,813,144	11/7/2017
DYNAMIC TIME BASED PRODUCT	14/995,459	1/14/2016	9,794,815	10/17/2017
DATA CACHING IN A HYBRID COMMUNICATIONS SYSTEM	14/309,342	6/19/2014	9,787,619	10/10/2017
SYSTEMS AND METHODS FOR FACILITATING COMMUNICATIONS DESTINED FOR A NON-TERRESTRIAL NETWORK	14/292,035	5/30/2014	9,716,542	7/25/2017
SYSTEMS AND METHODS FOR NOTIFYING ELECTRONIC DEVICES OF VOICE-BASED COMMUNICATION REQUESTS	14/267,400	5/1/2014	9,712,668	7/18/2017
SYSTEMS AND METHODS FOR COMMUNICATING WITH NON-TERRESTRIAL ELECTRONIC DEVICES	14/291,979	5/30/2014	9,655,073	5/16/2017
SYSTEMS AND METHODS FOR FACILITATING VOICE-BASED COMMUNICATIONS	14/267,563	5/1/2014	9,648,468	5/9/2017
DATA DELIVERY TO DEVICES ON VEHICLES USING MULTIPLE FORWARD LINKS	14/876,542	10/6/2015	9,634,753	4/25/2017
RADOME HAVING LOCALIZED AREAS OF REDUCED RADIO SIGNAL ATTENUATION	14/209,698	3/13/2014	9,608,321	3/28/2017

HYBRID COMMUNICATIONS FOR DEVICES ON VEHICLES	15/150,576	5/10/2016	9,591,462	3/7/2017
CONTENT INTEGRITY CHECKS	14/320,970	7/1/2014	9,591,077	3/7/2017
RESUMPTION OF PLAY FOR A CONTENT-DELIVERY SESSION	14/530,423	10/31/2014	9,578,104	2/21/2017
ADAPTIVE MODULATION IN A HYBRID VEHICLE COMMUNICATION SYSTEM	14/224,859	3/25/2014	9,577,857	2/21/2017
RADOME HAVING LOCALIZED AREAS OF REDUCED RADIO SIGNAL ATTENUATION	14/209,713	3/13/2014	9,564,681	2/7/2017
MULTIPLE ANTENNA SYSTEM AND METHOD FOR MOBILE PLATFORMS	14/177,863	2/11/2014	9,553,657	1/24/2017
SYSTEMS AND METHODS FOR FACILITATING COMMUNICATIONS ORIGINATING FROM A NON-TERRESTRIAL NETWORK	14/291,878	5/30/2014	9,503,956	11/22/2016
FEATURE TRANSPARENCY FOR WIRELESS DEVICES	14/912,834	2/18/2016	9,490,892	11/8/2016
SYSTEMS AND METHODS FOR CONFIGURING AN ELECTRONIC DEVICE FOR CELLULAR-BASED COMMUNICATIONS	14/291,511	5/30/2014	9,467,828	10/11/2016
Autonomous-Mode Content Delivery and Key Management	14/530,409	10/31/2014	9,426,650	8/23/2016
MULTIPLE MODEM COMMUNICATION SYSTEM AND METHOD FOR A MOBILE PLATFORM	14/307,228	6/17/2014	9,408,129	8/2/2016
DELAYED DISK RECOVERY	14/320,966	7/1/2014	9,384,081	7/5/2016
HYBRID COMMUNICATIONS FOR DEVICES ON VEHICLES	14/225,017	3/25/2014	9,369,991	6/14/2016
OPTIMIZING USAGE OF MODEMS FOR DATA DELIVERY TO DEVICES ON VEHICLES	14/225,077	3/25/2014	9,326,217	4/26/2016
MESH NETWORK BASED AUTOMATED UPLOAD OF CONTENT TO AIRCRAFT	14/553,641	11/25/2014	9,287,999	3/15/2016
DYNAMIC TIME BASED PRODUCTS	14/291,562	5/30/2014	9,258,432	2/9/2016
SYSTEMS AND METHODS FOR TWO-PART ELECTRONIC DEVICE REGISTRATION	14/291,558	5/30/2014	9,232,546	1/5/2016
DATA DELIVERY TO DEVICES ON VEHICLES USING MULTIPLE FORWARD LINKS	14/225,050	3/25/2014	9,197,314	11/24/2015
DETERMINING HUMAN STIMULI AT COMPUTING DEVICES	13/781,841	3/1/2013	9,147,065	9/29/2015
Communication System and Method for Nodes Associated with a Vehicle	13/675,194	11/13/2012	9,087,193	7/21/2015
GROUND SYSTEM FOR VEHICLE DATA DISTRIBUTION	13/675,190	11/13/2012	9,088,613	7/21/2015
LINE REPLACEABLE UNIT WITH UNIVERSAL HEAT SINK RECEPTACLE	13/799,869	3/13/2013	8,982,562	3/17/2015
MESH NETWORK BASED AUTOMATED UPLOAD OF CONTENT TO AIRCRAFT	13/544,742	7/9/2012	8,934,893	1/13/2015
SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/137,995	6/12/2008	8,914,022	12/16/2014
SYSTEM FOR TRANSMITTING WIRELESS HIGH-SPEED DATA SIGNALS BETWEEN A TERRESTRIAL-BASED ANTENNA AND AN AIRCRAFT	13/222,722	8/31/2011	8,700,032	4/15/2014
TRAFFIC SCHEDULING SYSTEM FOR WIRELESS COMMUNICATIONS	13/009,579	1/19/2011	8,457,627	6/4/2013
DIFFERENTIATED SERVICES CODE POINT MIRRORING FOR WIRELESS COMMUNICATIONS	13/009,687	1/19/2011	8,452,276	5/28/2013
MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	11/590,379	10/31/2006	8,447,292	5/21/2013
SPECTRUM SHARING BETWEEN AN AIRCRAFT- BASED AIR-TO-GROUND COMMUNICATION SYSTEM AND EXISTING GEOSTATIONARY SATELLITE SERVICES	13/172,539	6/29/2011	8,442,519	5/14/2013
SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	12/029,298	2/11/2008	8,185,040	5/22/2012
AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	11/590,146	10/31/2006	8,145,208	3/27/2012
CABIN TELECOMMUNICATION UNIT	12/707,070	2/17/2010	8,140,732	3/20/2012
SYSTEM FOR CREATING AN AIRCRAFT-BASED INTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/060,674	4/1/2008	8,081,968	12/20/2011
SYSTEM FOR CREATING AN AIRCRAFT-BASED INTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/060,662	4/1/2008	8,081,969	12/20/2011
SYSTEM FOR CUSTOMIZING ELECTRONIC CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/021,125	1/28/2008	8,078,163	12/13/2011
SIP CLIENT-BASED LOCAL NUMBER PORTABILITY THROUGH AN AIRCRAFT AIR-TO-GROUND LINK	12/423,555	4/14/2009	8,073,443	12/6/2011

SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/021,169	1/28/2008	8,068,829	11/29/2011
SYSTEM FOR MANAGING AN AIRCRAFT- ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/182,834	7/30/2008	8,060,083	11/15/2011
SYSTEM FOR TRANSMITTING WIRELESS HIGH-SPEED DATA SIGNALS BETWEEN A TERRESTRIAL-BASED ANTENNA AND AN AIRCRAFT	10/378,203	3/3/2003	8,032,135	10/4/2011
SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	11/590,709	10/31/2006	7,920,860	4/5/2011
SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	12/021,133	1/28/2008	7,702,328	4/20/2010
CABIN TELECOMMUNICATION UNIT	10/241,723	9/11/2002	7,689,752	3/30/2010
AIR-TO-GROUND CELLULAR NETWORK FOR DECK-TO-DECK CALL COVERAGE	11/240,975	9/30/2005	7,640,016	12/29/2009
METHOD AND APPARATUS FOR COMMUNICATION WITH A MOBILE UNIT	08/988,457	12/10/1997	6,799,037	9/28/2004

PENDING PATENTS

Title	App. No.	Filed	Patent No.	Issue Date
SYSTEMS AND METHODS FOR AVERTING UNSANCTIONED ACCESS TO ON-BOARD VEHICLE NETWORKS	16/374,359	4/3/2019	—	—
MULTIPLE ANTENNA SYSTEM AND METHOD FOR MOBILE PLATFORMS	16/372,043	4/1/2019	—	—
DUAL FIDELITY CONNECTIVITY ON-BOARD A VEHICLE	16/364,295	3/26/2019	—	—
AIR-TO-GROUND CO-CHANNEL INTERFERENCE AVOIDANCE SYSTEM	16/355,071	3/15/2019	—	—
MULTI-CONSTELLATION SATELLITE TERMINAL	16/272,458	2/11/2019	—	—
SYSTEMS AND METHODS FOR DETECTING SATELLITE-BASED COMMUNICATION INTERFERENCE	16/263,814	1/31/2019	—	—
IN-VEHICLE CONTENT DELIVERY SYSTEM OPERABLE IN AUTONOMOUS MODE AND NON-AUTONOMOUS MODE	16/257,972	1/25/2019	—	—
PASSENGER LOCATION PLATFORM	16/200,920	11/27/2018	—	—
ON-BOARD SELF-HEALING NETWORK FOR DELIVERY OF VEHICLE PASSENGER-CONSUMABLE CONTENT	16/053,374	8/2/2018	—	—
DYNAMIC LOAD BALANCING OF SATELLITE BEAMS	15/844,055	12/15/2017	—	—
MOBILE TELE-COMPUTER NETWORK FOR MOTION PICTURE, TELEVISION AND TV ADVERTISING PRODUCTION	90/012,810	3/20/2013	—	—
DYNAMIC EFFECTIVE RADIATED POWER (ERP) ADJUSTMENT	16/194,741	11/19/2018	—	—
PRESENCE-BASED NETWORK AUTHENTICATION	16/175,291	10/30/2018	—	—
SYSTEMS AND METHODS FOR FACILITATING PREDICTIVE NOISE MITIGATION	16/139,544	9/24/2018	—	—
Multiple Modem Communication System and Method for a Mobile Platform	15/965,245	4/27/2018	—	—
COMMUNICATION SYSTEM AND METHOD FOR NODES ASSOCIATED WITH A VEHICLE	15/939,752	3/29/2018	—	—
MESH NETWORK BASED AUTOMATED UPLOAD OF CONTENT TO AIRCRAFT	15/873,179	1/17/2018	—	—
OPPORTUNISTIC BALANCING IN MULTIPLE LINKS	15/675,381	8/11/2017	—	—
Optimized Wireless Content Loading Scheduler	15/622,409	6/14/2017	—	—
RADOME HAVING LOCALIZED AREAS OF REDUCED RADIO SIGNAL ATTENUATION	15/468,808	3/24/2017	—	—
MULTIPLE ANTENNA SYSTEM AND METHOD FOR MOBILE PLATFORMS	15/382,227	12/16/2016	—	—
USAGE-BASED BANDWIDTH OPTIMIZATION	15/264,066	9/13/2016	—	—
USER DIRECTED BANDWIDTH OPTIMIZATION	15/263,921	9/13/2016	—	—
USAGE-BASED BANDWITH OPTIMIZATION	15/264,193	9/13/2016	—	—
SYSTEMS AND METHODS FOR AUTHENTICATING APPLICATIONS TO ON-BOARD SERVICES	15/092,884	4/7/2016	—	—
DYNAMIC SATELLITE BEAM SWITCHING	16/195,248	11/19/2018	—	—
MULTI-CARRIER POWER POOLING	16/193,937	11/16/2018	—	—
Wireless Cabin Seatback Screen Location Determination	15/659,042	7/25/2017	—	—

MULTIPLE ANTENNA SYSTEM AND METHOD FOR MOBILE PLATFORMS	15/412,666	1/23/2017	—	—
AIR-TO-GROUND CO-CHANNEL INTERFERENCE AVOIDANCE SYSTEM	15/228,209	8/4/2016	—	—
SYSTEMS AND METHODS FOR AVERTING UNSANCTIONED ACCESS TO ON-BOARD VEHICLE NETWORKS	15/170,649	6/1/2016	—	—
VEHICLE DATA DISTRIBUTION SYSTEM AND METHOD	13/675,200	11/13/2012	—	—